UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2018
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board

By unanimous action of the Board of Directors (the “Board”) of Steven Madden, Ltd. (the “Company”), on March 30, 2018, the Board, upon the recommendation of the Nominating/Corporate Governance Committee, determined to expand the size of the Board from eight members to nine members, such expansion to be effective as of April 2, 2018.

Appointment of New Director

On March 30, 2018, by unanimous action of the Board, also upon the recommendation of the Nominating/Corporate Governance Committee, the Board appointed Mitchell S. Klipper to fill the newly-created directorship resulting from the increase in the authorized number of directors constituting the Board from eight members to nine members, such appointment to be effective as of April 2, 2018. Upon the recommendation of the Nominating/Corporate Governance Committee, the Board determined that Mr. Klipper is independent under the rules of The NASDAQ Stock Market. No committee appointments for Mr. Klipper have yet been made.

Mr. Klipper retired as the Chief Executive Officer of the Retail Group of Barnes & Noble, Inc., the nation’s largest retail bookseller, in May 2015, a position he had held since March 2010. Mr. Klipper began his career at Barnes & Noble as Chief Financial Officer of B&N College in June 1986. He subsequently held a number of executive positions at Barnes & Noble, Inc., including Executive Vice President, President of Barnes & Noble Development and Chief Operating Officer. Prior to joining Barnes & Noble, Inc., Mr. Klipper was an Audit Manager with KMG Main Hurdman, a certified public accounting firm and predecessor to KPMG. He has also served on the advisory board of Modell’s Sporting Goods for the past 13 years.

The expansion of the Board and the appointment of Mr. Klipper were effected as part of the Company’s corporate governance planning.

There is no arrangement or understanding between Mr. Klipper and any other person pursuant to which he was selected as a director nor are there any disclosable arrangements under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2018

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer